UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 31, 2011

IEH Corporation
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-5278

New York	13-5549348
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

140 58th Street, Suite 8E
Brooklyn, New York 11220
(Address and zip code of principal executive offices)

(718) 492-4440

(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In August 2011, the Board of Directors of IEH Corporation (the “Company”) adopted, subject to shareholder approval, the 2011 Equity Incentive Plan (the “2011 Plan”) providing for the issuance of options and restricted stock awards for up  to 750,000 shares of common stock of the Company (the “Proposal”). On August 31, 2011, the Proposal was approved by shareholders at the Company’s Annual Meeting of Shareholders. The foregoing summary description of the 2011 Plan is qualified in its entirety by reference to the actual terms of the 2011 Plan, which was attached as Annex A of the Company’s 2011 Proxy Statement (the “Proxy Statement”), as filed with the Securities and Exchange Commission on August 8, 2011. For additional information regarding the Proposal, shareholders are encouraged to refer to Proposal 3 of the Proxy Statement.

On September 1, 2011, Mr. Murray Sennet, a director of the Company since 1970, notified the Company that he was resigning from the Company’s Board of Directors effectively immediately for health reasons.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on August 31, 2011 at the Company’s offices in Brooklyn, New York. The results of the matters voted on by the shareholders are set forth below. Only shareholders of record as of the close of business on August 5, 2011 were entitled to vote at the Annual Meeting. As of the record date, 2,303,468 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 1,983,652 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum.

1. The shareholders voted to elect the following directors by the votes indicated: Nominee For Withheld
Allen Gottlieb 1,079,875 101,154
Gerald Chafetz 1,080,475 100,554

In addition, there were a total of 802,623 broker non-votes relating to this proposal.

2.        The shareholders voted to ratify the appointment of Jerome Rosenberg, CPA as the Company’s independent registered public accounting firm for the year ending March 30, 2012, by the following votes:

For                           Against                        Abstain                           Broker Non-Votes
                    1,980,698                 630                                2,324                                            --

3.        The shareholders voted to approve and adopt the Company’s 2011 Plan, by the following votes:

For                           Against                        Abstain                           Broker Non-Votes
                    967,832                    110,573                         102,624                               802,623

Item 9.01	Financial Statements and Exhibits.

The following exhibits are attached to this Form 8-K:

(d)	Exhibit No.	Description

	10.1	2011 Equity Incentive Plan (incorporated by reference to Annex A to the Company’s Proxy Statement dated August 8, 2011).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IEH Corporation

By: /s/ Michael Offerman
Name: Michael Offerman
Title: President and Chief Executive Officer
Date: September 6, 2011

EXHIBIT INDEX

Exhibit Number	Description

10.1	2011 Equity Incentive Plan (incorporated by reference to Annex A to the Company’s Proxy Statement dated August 8, 2011)

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